Exhibit 2(b)








                  THE MEXICO EQUITY AND INCOME FUND, INC.

                          A Maryland Corporation



                       AMENDED AND RESTATED BY-LAWS

                               June 30, 1998







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                         TABLE OF CONTENTS


                                                             PAGE

ARTICLE I      Stockholders ..................................  1

       Section 1.   Place of Meeting .........................  1
       Section 2.   Annual Meetings ..........................  1
       Section 3.   Special or Extraordinary Meetings ........  1
       Section 4.   Notice of Meetings of Stockholders .......  2
       Section 5.   Record Dates .............................  3
       Section 6.   Quorum, Adjournment of Meetings ..........  3
       Section 7.   Voting and Inspectors ....................  4
       Section 8.   Conduct of Stockholders' Meetings ........  4
       Section 9.   Concerning Validity of Proxies, Ballots,
                    etc.......................................  5
       Section 10.  Action Without Meeting ...................  5
       Section 11.  Matters To Be Acted On at Stockholders
                    Meetings .................................  5

ARTICLE II     Board of Directors ............................  9

       Section 1.   Number and Tenure of Office ..............  9
       Section 2.   Vacancies ................................ 10
       Section 3.   Increase or Decrease in Number of Directors 10
       Section 4.   Place of Meeting ......................... 10
       Section 5.   Regular Meetings ......................... 11
       Section 6.   Special Meetings; Waiver of Notice ....... 11
       Section 7.   Quorum ................................... 11
       Section 8.   Executive Committee ...................... 12
       Section 9.   Other Committees ......................... 12
       Section 10.  Telephone Meetings ....................... 13
       Section 11.  Action Without a Meeting ................. 13
       Section 12.  Compensation of Directors ................ 13

ARTICLE III    Officers ...................................... 14

       Section 1.   Executive Officers ....................... 14
       Section 2.   Term of Office ........................... 14
       Section 3.   Powers and Duties ........................ 15
       Section 4.   Surety Bonds ............................. 15

ARTICLE IV     Capital Stock ................................. 15

       Section 1.   Certificates for Shares .................. 15
       Section 2.   Transfer of Shares ....................... 16
       Section 3.   Stock Ledgers ............................ 16
       Section 4.   Transfer Agents and Registrars ........... 16
       Section 5.   Lost, Stolen or Destroyed Certificates ... 17

ARTICLE V      Corporate Seal ................................ 17
ARTICLE VI     Fiscal Year and Accountant .................... 17

       Section 1.   Fiscal Year .............................. 17
       Section 2.   Accountant ............................... 17

ARTICLE VII    Indemnification ............................... 18

ARTICLE VIII   Amendment of By-Laws .......................... 18






              THE MEXICO EQUITY AND INCOME FUND, INC.
                   Amended and Restated By-Laws
                           June 30, 1998


                             ARTICLE I

                           STOCKHOLDERS

          Section 1.     PLACE   OF   MEETING.    All   meetings   of   the

stockholders  shall  be  held at the principal office of the Corporation in the State of Maryland or at  such  other  place within the United States as may from time to time be designated by the Board of Directors and stated in the notice of such meeting.

          Section 2.     ANNUAL  MEETINGS.    The  annual  meeting  of  the

stockholders of the Corporation shall be held during  the  month of May, or such  other  month as the Board of Directors may select, in each  year,  on such date and  at  such  hour as may from time to time be designated by the

Board of Directors and stated  in  the  notice  of  such  meeting,  for the purpose  of electing directors for the ensuing year and for the transaction of such other business as may properly be brought before the meeting.

          Section 3.     SPECIAL  OR  EXTRAORDINARY  MEETINGS.   Special or

extraordinary meetings of the stockholders for any purpose or purposes  may be  called  by  the  Chairman,  the President or a majority of the Board of

Directors, and shall be called by the Secretary upon receipt of the request in writing signed by stockholders  holding  not less than 50% of the common

stock issued and outstanding and entitled to  vote  thereat.   Such request

shall state the purpose or purposes of the proposed meeting.  The Secretary shall  inform  such  stockholders  of  the  reasonably  estimated costs  of preparing  and  mailing  such  notice  of meeting and upon payment  to  the


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Corporation of such costs, the Secretary  shall  give  notice  stating  the purpose  or  purposes of the meeting as required in this Article and By-Law to all stockholders entitled to notice of such meeting.  No special meeting need be called  upon  the request of the holders of shares entitled to cast less than a majority of  all  votes  entitled to be cast at such meeting to consider any matter which is substantially  the same as a matter voted upon at  any special meeting of stockholders held during  the  preceding  twelve months.

          Section 4.     NOTICE OF MEETINGS OF STOCKHOLDERS.  Not less than

ten days' and not more than ninety days' written or printed notice of every meeting  of  stockholders,  stating  the  time  and  place thereof (and the general nature of the business proposed to be transacted  at any special or extraordinary meeting), shall be given to each stockholder entitled to vote thereat by leaving the same with such stockholder or at such  stockholder's residence or usual place of business or by mailing it, postage prepaid, and addressed to such stockholder at such stockholder's address as  it  appears upon the books of the Corporation.  If mailed, notice shall be deemed to be given when deposited in the United States mail addressed to the stockholder as aforesaid.

          No  notice  of  the  time,  place  or  purpose  of any meeting of stockholders need be given to any stockholder who attends in  person  or by proxy  or  to  any  stockholder who, in writing executed and filed with the records of the meeting,  either before or after the holding thereof, waives such notice.

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          Section 5.     RECORD  DATES.  The Board of Directors may fix, in

advance, a date not exceeding sixty  days preceding the date of any meeting of stockholders, any dividend payment date or any date for the allotment of rights, as a record date for the determination of the stockholders entitled to  notice  of and to vote at such meeting  or  entitled  to  receive  such dividends or rights, as the case may be; and only stockholders of record on such date shall  be entitled to notice of and to vote at such meeting or to receive such dividends  or  rights,  as  the case may be.  In the case of a meeting of stockholders, such date shall not be less than ten days prior to the date fixed for such meeting.

          Section 6.     QUORUM, ADJOURNMENT  OF MEETINGS.  The presence in

person or by proxy of the holders of record of  a majority of the shares of the common stock of the Corporation issued and outstanding  and entitled to vote thereat shall constitute a quorum at all meetings of the  stockholders

except  as  otherwise  provided  in  the  Articles  of Incorporation.   If,

however, such quorum shall not be present or represented  at any meeting of the stockholders, the holders of a majority of the stock present  in person or  by  proxy  shall  have  power to adjourn the meeting from time to time,

without notice other than announcement  at the meeting, until the requisite amount of stock entitled to vote at such meeting shall be present.  At such adjourned meeting at which the requisite  amount  of stock entitled to vote thereat  shall  be represented any business may be transacted  which  might have been transacted at the meeting as originally notified.

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          Section 7.     VOTING   AND   INSPECTORS.    At   all   meetings,

stockholders  of  record  entitled to vote thereat shall have one vote  for each share of common stock  standing  in  his  name  on  the  books  of the

Corporation (and such stockholders of record holding fractional shares,  if

any,   shall  have  proportionate  voting  rights)  on  the  date  for  the determination  of  stockholders entitled to vote at such meeting, either in person or by proxy appointed  by  instrument  in writing subscribed by such stockholder or his duly authorized attorney.

          All  elections  shall  be  had  and all questions  decided  by  a majority  of  the  votes  cast  at a duly constituted  meeting,  except  as otherwise provided by statute or  by  the  Articles  of Incorporation or by these By-Laws.

          At any election of Directors, the Chairman of  the  meeting  may,

and  upon  the  request  of  the  holders of ten percent (10%) of the stock entitled to vote at such election shall, appoint two inspectors of election who shall first subscribe an oath or  affirmation to execute faithfully the duties  of  inspectors  at  such  election  with  strict  impartiality  and according to the best of their ability, and shall after the election make a

certificate of the result of the vote taken.   No  candidate for the office

of Director shall be appointed such Inspector.

          Section 8.     CONDUCT OF STOCKHOLDERS' MEETINGS.   The  meetings

of the stockholders shall be presided over by the Chairman, or if he is not present, by the President, or if he is not present, by a Vice-President, or if  none  of  them  is present, by a Chairman to be elected at the meeting.

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The Secretary of the  Corporation,  if present, shall act as a Secretary of such meetings, or if he is not present,  an  Assistant  Secretary  shall so act; if neither the Secretary nor the Assistant Secretary is present,  then the meeting shall elect its Secretary.

          Section 9.     CONCERNING VALIDITY OF PROXIES, BALLOTS, ETC.   At

every  meeting of the stockholders, all proxies shall be received and taken in charge  of  and  all  ballots  shall  be  received  and canvassed by the

Secretary  of  the  meeting,  who shall decide all questions  touching  the qualification of voters, the validity  of the proxies and the acceptance or rejection of votes, unless inspectors of election shall have been appointed by the Chairman of the meeting, in which  event such inspectors of election shall decide all such questions.

          Section 10.    ACTION WITHOUT MEETING.  Any action to be taken by

stockholders  may  be  taken  without a meeting  if  (1)  all  stockholders entitled to vote on the matter  consent  to  the action in writing, (2) all stockholders entitled to notice of the meeting  but not entitled to vote at it sign a written waiver of any right to dissent  and (3) said consents and waivers are filed with the records of the meetings  of  stockholders.  Such consent shall be treated for all purposes as a vote at the meeting.

          Section 11.  MATTERS TO BE ACTED ON AT STOCKHOLDERS MEETINGS

               (a)  ANNUAL MEETINGS OF STOCKHOLDERS.

                    (1)  Nominations of persons for election  to  the Board

of  Directors  and  the  proposal  of  business  to  be  considered  by the stockholders may be made at an annual meeting of stockholders only if  made

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(i)  pursuant  to  the  Corporation's  notice of meeting, (ii) by or at the direction of the Board of Directors or (iii)  by  any  stockholder  of  the

Corporation who was a stockholder of record at the time of giving of notice provided  for in this Section 11(a), who is entitled to vote at the meeting and who complied  with  the  notice  procedures  set  forth in this Section

11(a).

                    (2)  For nominations or other business  to  be properly

brought before an annual meeting by a stockholder pursuant to clause  (iii)

of  paragraph  (a)(1)  of  this Section 11, the stockholder must have given timely notice thereof in writing  to  the Secretary of the Corporation.  To be timely, a stockholder's notice shall  be  delivered  to the Secretary at the principal executive offices of the Corporation not less  than  60  days nor  more  than  90  days  prior  to the first anniversary of the preceding year's annual meeting; provided, however,  that  in the event that the date of the annual meeting is advanced by more than 30  days  or delayed by more than  60 days from such anniversary date, notice by the stockholder  to  be timely  must  be  so  delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the

60th day prior to such annual meeting or the tenth day following the day on which public announcement  of the date of such meeting is first made.  Such stockholder's notice shall set  forth  (i)  as  to  each  person  whom  the stockholder  proposes to nominate for election or reelection as a director,

all information relating to such person that is required to be disclosed in solicitations  of  proxies  for  election  of  directors,  or  is otherwise required,  in  each  case  pursuant  to Regulation 14A under the Securities

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Exchange  Act  of 1934, as amended (the  "Exchange  Act")  (including  such person's written consent to being named in the proxy statement as a nominee and to serving as  a  director  if  elected); (ii) as to any other business that  the  stockholder  proposes  to bring  before  the  meeting,  a  brief description of the business desired  to  be brought before the meeting, the reasons  for  conducting  such business at the  meeting  and  any  material interest in such business of such stockholder and of the beneficial owners,

if  any,  on whose behalf the  proposal  is  made;  and  (iii)  as  to  the stockholder  giving  the notice and the beneficial owners, if any, on whose behalf the nomination or proposal is made, (x) the name and address of such stockholder,  as they appear  on  the  Corporation's  books,  and  of  such beneficial owners,  if any, and (y) the class and number of shares of stock of the Corporation which  are  owned  beneficially  and  of  record by such stockholder and such beneficial owners, if any.

                    (3)  Notwithstanding anything in the second sentence of

paragraph (a)(2) of this Section 11 to the contrary, in the event  that the number  of  directors  to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of  the  increased  Board  of  Directors made by the

Corporation  at  least  70  days  prior  to  the first anniversary  of  the preceding  year's  annual  meeting,  a  stockholder's  notice  required  by paragraph (a)(2) of this Section 11 shall  also  be  considered timely, but only  with  respect  to  nominees  for  any new positions created  by  such increase,  if  it  shall be delivered to the  Secretary  at  the  principal

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executive offices of  the  Corporation not later than the close of business on the tenth day following the  day  on  which  such public announcement is first made by the Corporation.

               (b)  SPECIAL MEETINGS OF STOCKHOLDERS.

                    (1)  Only such business shall be conducted at a special

meeting  of  stockholders  as shall have been brought  before  the  meeting pursuant to the Corporation's notice of meeting.

                    (2)  Nominations  of  persons for election to the Board

of  Directors may be made at a special meeting  of  stockholders  at  which directors  are  to  be  elected (i) pursuant to the Corporation's notice of meeting, (ii) by or at the  direction  of  the  Board of Directors or (iii)

provided that the Board of Directors has determined that directors shall be elected at such special meeting, by any stockholder  of the Corporation who

(x)  has  given timely notice thereof meeting the requirements  of  Section

11(b)(3), (y)  is  a  stockholder  of  record at the time of giving of such notice, and (z) is entitled to vote at the meeting.

                    (3)  To be timely, a  stockholder's  notice referred to

in  Section  11(b)(2)  must  have  been delivered to the Secretary  of  the

Corporation  at the principal executive  offices  of  the  Corporation  not earlier than the  90th day prior to such special meeting and not later than the close of business  on  the  later of the 60th day prior to such special meeting or the tenth day following  the day on which public announcement is made of the date of the special meeting and of the nominees proposed by the

Board  of  Directors  to be elected at such  meeting.   Such  stockholder's

notice shall set forth  (i) as to each person whom the stockholder proposes

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to nominate for election  or  reelection  as  a  director,  all information relating  to  such person that is required to be disclosed in solicitations of proxies for  election  of  directors,  or is otherwise required, in each case  pursuant  to Regulation 14A under the Exchange  Act  (including  such person's written consent to being named in the proxy statement as a nominee and to serving as  a  director  if elected); and (ii) as to the stockholder giving the notice and the beneficial  owners,  if  any, on whose behalf the nomination  or  proposal  is  made,  (x)  the  name  and  address  of  such stockholder,  as  they  appear  on  the  Corporation's books, and  of  such beneficial owners, if any, and (y) the class  and number of shares of stock of  the Corporation which are owned beneficially  and  of  record  by  such stockholder and such beneficial owners, if any.

               (c)  DECLARATION  REGARDING IMPROPER BUSINESS.  The Chairman

of an annual or special meeting shall,  if the facts warrant, determine and declare to the meeting that business was  not  properly  brought before the meeting in accordance with the provisions of this Section  11,  and  if  he should  so  determine,  he  shall  so  declare  to the meeting and any such business not properly brought before the meeting shall not be transacted.


                            ARTICLE II

                        BOARD OF DIRECTORS

          Section 1.     NUMBER  AND TENURE OF OFFICE.   The  business  and

affairs of the Corporation shall be  conducted  and  managed  by a Board of

Directors  of  not  more  than  fourteen Directors or less than the  number prescribed by the Maryland General  Corporation  Law,  as may be determined

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from time to time by vote of a majority of the Directors  then  in  office.

Directors need not be stockholders.

          Section 2.     VACANCIES.  In case of any vacancy in the Board of

Directors through death, resignation or other cause, other than an increase in the number of Directors, a majority of the remaining Directors, although a  majority  is  less  than  a  quorum, by an affirmative vote, may elect a successor to hold office until the  next  annual meeting of stockholders or until his successor is chosen and qualifies.

          Section 3.     INCREASE OR DECREASE  IN NUMBER OF DIRECTORS.  The

Board  of Directors, by the vote of a majority of  the  entire  Board,  may increase  the  number  of  Directors  and  may  elect Directors to fill the vacancies created by any such increase in the number of Directors until the next  annual  meeting  or  until  their  successors  are  duly  chosen  and qualified.  The Board of Directors, by the vote of a majority of the entire

Board, may likewise decrease the number of Directors to  a  number not less than the number prescribed by the Maryland General Corporation Law.

          Section 4.     PLACE  OF MEETING.  The Directors may  hold  their

meetings, have one or more offices,  and keep the books of the Corporation,

outside the State of Maryland, at any  office or offices of the Corporation or  at  any  other  place  as  they may from time  to  time  by  resolution determine, or in the case of meetings,  as  they  may  from time to time by resolution  determine or as shall be specified or fixed in  the  respective notices or waivers of notice thereof.
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          Section 5.     REGULAR  MEETINGS.   Regular meetings of the Board

of Directors shall be held at such time and on such notice as the Directors may from time to time determine.

          The annual meeting of the Board of Directors  shall  be  held  as soon  as  practicable  after the annual meeting of the stockholders for the election of Directors.

          Section 6.     SPECIAL   MEETINGS;  WAIVER  OF  NOTICE.   Special

meetings of the Board of Directors may  be held from time to time upon call of  the  Chairman, the President, the Secretary  or  two  or  more  of  the

Directors,  by oral or telegraphic or written notice duly served on or sent or mailed to  each  Director not less than one day before such meeting.  No notice need be given  to  any  Director  who  attends  in  person or to any

Director who, in writing executed and filed with the records of the meeting

either  before  or  after  the  holding thereof, waives such notice.   Such

notice or waiver of notice need not  state  the purpose or purposes of such meeting.

          Section 7.     QUORUM.  One-third of the Directors then in office

shall constitute a quorum for the transaction of business, provided that if the Board of Directors consists of two or more Directors, a quorum shall in no case be less than two Directors.  If at any  meeting  of the Board there shall  be  less  than  a  quorum  present, a majority of those present  may adjourn  the meeting from time to time  until  a  quorum  shall  have  been

obtained.   The act of the majority of the Directors present at any meeting at which there is a quorum shall be the act of the Directors, except as may be otherwise  specifically  provided  by  statute  or  by  the  Articles of

Incorporation or by these By-Laws.

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          Section 8.     EXECUTIVE COMMITTEE.  The Board of Directors  may,

by  the affirmative vote of a majority of the whole Board, appoint from the

Directors  an Executive Committee to consist of such number of Directors as the Board may  from  time to time determine.  The Chairman of the Committee shall be elected by the Board of Directors.  The Board of Directors by such affirmative vote shall have power at any time to change the members of such

Committee and may fill  vacancies  in  the  Committee  by election from the

Directors.  When the Board of Directors is not in session,  to  the  extent permitted by law the Executive Committee shall have and may exercise any or all  of  the  powers  of  the  Board  of Directors in the management of the

business and affairs of the Corporation.   The  Executive Committee may fix

its own rules of procedure, and may meet when and as provided by such rules or by resolution of the Board of Directors, but in  every case the presence

of  a  majority  shall  be  necessary to constitute a quorum.   During  the

absence of a member of the Executive  Committee,  the remaining members may appoint a member of the Board of Directors to act in his place.

          Section 9.     OTHER COMMITTEES.  The Board  of Directors, by the

affirmative vote of a majority of the whole Board, may   appoint  from  the

Directors  other committees which shall in each case consist of such number of Directors  (which  may be as few as one) and shall have and may exercise such powers as the Board  may  determine in the resolution appointing them.

A majority of all the members of  any  such  committee  may  determine  its action  and  fix  the  time  and place of its meetings, unless the Board of

Directors shall otherwise provide.  The Board of Directors shall have power

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at any time to change the members and powers of any such committee, to fill vacancies and to discharge any such committee.

          Section 10.    TELEPHONE  MEETINGS.   Members  of  the  Board  of

Directors  or  a  committee  of the Board of Directors may participate in a meeting  by  means  of a conference  telephone  or  similar  communications equipment if all persons  participating  in the meeting can hear each other at the same time.  Subject to the provisions  of the Investment Company Act of 1940, as amended, participation in a meeting  by these means constitutes presence in person at the meeting.

          Section 11.    ACTION WITHOUT A MEETING.   Any action required or

permitted  to  be  taken  at any meeting of the Board of Directors  or  any committee thereof may be taken  without  a meeting, if a written consent to such action is signed by all members of the  Board or of such committee, as the case may be, and such written consent is filed  with the minutes of the proceedings of the Board or such committee.

          Section 12.    COMPENSATION  OF  DIRECTORS.   No  Director  shall

receive any stated salary or fees from the Corporation  for his services as such if such Director is, otherwise than by reason of being  such Director,

an interested person (as such term is defined by the Investment Company Act of  1940,  as  amended)  of  the  Corporation or of its investment manager,

investment adviser or principal underwriter.   Except  as  provided  in the

preceding   sentence,   Directors   shall   be  entitled  to  receive  such

compensation from the Corporation for their services  as  may  from time to time  be voted by the Board of Directors.  Notwithstanding anything  herein

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to the  contrary,  the  Corporation  may  reimburse any Director for travel expenses incurred by such Director to the extent  such  expenses  relate to attendance at meetings of the Board of Directors or any committee thereof.


                            ARTICLE III

                             OFFICERS

          Section 1.     EXECUTIVE OFFICERS.  The executive officers of the

Corporation  shall  be  chosen by the Board of Directors as soon as may  be

practicable  after the annual  meeting  of  the  stockholders.   These  may

include a Chairman  (who shall be a Director) and shall include a President

(who shall be a Director),  one or more Vice-Presidents (the number thereof to be determined by the Board  of  Directors), a Secretary and a Treasurer.

The  Board  of  Directors  or  the Executive  Committee  may  also  in  its discretion appoint Assistant Secretaries,  Assistant  Treasurers  and other officers,  agents  and employees, who shall have such authority and perform such duties as the Board  or  the  Executive  Committee may determine.  The

Board of Directors may fill any vacancy which may occur in any office.  Any two offices, except those of President and Vice-President,  may  be held by the  same  person, but no officer shall execute, acknowledge or verify  any instrument in more than one capacity, if such instrument is required by law or these By-Laws  to  be  executed, acknowledged or verified by two or more officers.

          Section 2.     TERM  OF  OFFICE.   The  term  of  office  of  all

officers shall be one year and until their respective successors are chosen and  qualified.  Any officer may be removed from office at any time with or

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without  cause  by  the vote of a majority of the whole Board of Directors.

Any officer may resign  his  office  at  any  time  by delivering a written resignation to the Board of Directors, the President, the Secretary, or any

Assistant Secretary.  Unless otherwise specified therein,  such resignation shall take effect upon delivery.

          Section 3.     POWERS   AND   DUTIES.    The   officers  of   the

Corporation shall have such powers and duties as generally pertain to their respective offices, as well as such powers and duties as may  from  time to time be conferred by the Board of Directors or the Executive Committee.

          Section 4.     SURETY  BONDS.  The Board of Directors may require

any  officer or agent of the Corporation  to  execute  a  bond  (including,

without  limitation,  any  bond  required  by the Investment Company Act of

1940,  as  amended, and the rules and regulations  of  the  Securities  and

Exchange Commission) to the Corporation in such sum and with such surety or sureties as  the  Board  of  Directors  may determine, conditioned upon the

faithful   performance  of  his  duties  to  the   Corporation,   including

responsibility  for  negligence  and  for  the  accounting  of  any  of the

Corporation's property, fund or securities that may come into his hands.


                            ARTICLE IV

                           CAPITAL STOCK

          Section 1.     CERTIFICATES FOR SHARES.  Each stockholder of  the

Corporation shall be entitled to a certificate or certificates for the full shares  of  stock of the Corporation owned by him in such form as the Board may from time to time prescribe.

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          Section 2.     TRANSFER  OF  SHARES.   Shares  of the Corporation

shall be transferable on the books of the Corporation by the holder thereof in person or by his duly authorized attorney or legal representative,  upon surrender and cancellation of certificates, if any, for the same number  of shares,  duly  endorsed  or accompanied by proper instruments of assignment and transfer, with such proof  of  the authenticity of the signature as the

Corporation or its agents may reasonably require; in the case of shares not represented  by  certificates, the same  or  similar  requirements  may  be imposed by the Board of Directors.

          Section 3.     STOCK   LEDGERS.    The   stock   ledgers  of  the

Corporation, containing the names and addresses of the stockholders and the number of shares held by them respectively, shall be kept at  the principal offices of the Corporation or, if the Corporation employs a Transfer Agent,

at the offices of the Transfer Agent of the Corporation.

          Section 4.     TRANSFER  AGENTS  AND  REGISTRARS.   The Board  of

Directors  may  from time to time appoint or remove transfer agents  and/or registrars of transfers  of  shares of stock of the Corporation, and it may appoint the same person as both  transfer  agent  and  registrar.  Upon any such appointment being made all certificates representing shares of capital stock  thereafter  issued  shall be countersigned by one of  such  transfer agents or by one of such registrars  of  transfers or by both and shall not be  valid  unless  so countersigned.  If the  same  person  shall  be  both transfer agent and registrar,  only  one  countersignature  by  such person shall be required.

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          Section 5.     LOST, STOLEN OR DESTROYED CERTIFICATES.  The Board

of  Directors or the Executive Committee may determine the conditions  upon which  a  new  certificate  of stock of the Corporation of any class may be issued in place of a certificate which is alleged to have been lost, stolen or  destroyed;  and may, in its  discretion,  require  the  owner  of  such certificate  or such  owner's  legal  representative  to  give  bond,  with sufficient surety,  to  the Corporation and each Transfer Agent, if any, to indemnify it and each such  Transfer  Agent  against  any  and  all loss or claims which may arise by reason of the issue of a new certificate  in  the place of the one so lost, stolen or destroyed.


                             ARTICLE V

                          CORPORATE SEAL

          The Board of Directors may provide for a suitable corporate seal,

in such form and bearing such inscriptions as it may determine.


                            ARTICLE VI

                    FISCAL YEAR AND ACCOUNTANT

          Section 1.     FISCAL  YEAR.   The fiscal year of the Corporation

shall be determined by resolution of the Board of Directors.

          Section 2.     ACCOUNTANT.   The   Corporation  shall  employ  an

independent public accountant or a firm of independent  public  accountants as its Accountants to examine the accounts of the Corporation and  to  sign and  certify financial statements filed by the Corporation.  The employment

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of the  Accountants  shall be conditioned upon the right of the Corporation to terminate the employment  forthwith  without  any  penalty  by vote of a majority of the outstanding voting securities at any stockholders' meeting.


                            ARTICLE VII

                          INDEMNIFICATION

          The  Corporation  shall  indemnify directors, officers, employees and agents of the Corporation against  judgments,  fines,  settlements  and expenses  to  the  fullest extent authorized and in the manner permitted by applicable federal and state law.


                           ARTICLE VIII

                       AMENDMENT OF BY-LAWS

          The By-Laws  of the Corporation may be altered, amended, added to or repealed by the stockholders  or by majority vote of the entire Board of

Directors; but any such alteration,  amendment,  addition  or repeal of the

By-Laws by action of the Board of Directors may be altered or  repealed  by stockholders.



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